Mairs and Power
Balanced Fund, Inc.

3rd Quarter Report

September 30, 2007

November 9, 2007

To Our Shareholders:

THIRD QUARTER RESULTS

The third quarter proved to be a turbulent period for both bond and stock markets in response to the growing subprime mortgage crisis and new concerns over the future growth prospects for the economy. A strong late quarter stock market recovery prompted by a Federal Reserve policy change reducing interest rates, allowed returns to be positive for the entire period. For the quarter, the Balanced Fund produced a return of 0.9%, which was below comparable returns of 4.2% for the Dow Jones Industrial Average, 2.0% for the Standard & Poor's 500 Stock Index and 3.0% for the Lehman Bros. Gov't/Credit Bond Index. The Fund also compared unfavorably against a peer group average return of 2.0% for a universe of balanced funds as reported by the Wall Street Journal.

For the first nine months, the Fund achieved a return of 7.1% compared to greater returns of 13.3% for the DJIA and 9.1% for the S & P 500 but a lesser 4.0% for the Lehman Bros. Gov't/Credit Bond Index. The Fund performed in line with its benchmark composite index (60% S & P 500 and 40% Lehman Bros. Gov't/Credit Index) return of 7.1%. The Fund also slightly under-performed the majority of other comparable balanced funds over the same period.

Recently released economic data for the third quarter showed a surprisingly strong 3.9% (preliminary basis) annual rate of growth for Gross Domestic Product despite continuing weakness in the housing sector. Consumer spending improved to a 3.0% annual rate from a relatively weak 1.4% showing in the second quarter. Business spending continued to be relatively strong with a 7.9% increase mainly as a result of a 12.3% rate of growth in nonresidential construction spending. Government spending remained firm with a 6.8% increase. Finally, exports increased a very strong 16.2% largely in response to the weak dollar and a relatively strong world economy. Preliminary figures suggest that corporate profits were disappointing as a consequence of lower earnings for home builders and oil companies plus very weak bank and brokerage firm results due to higher loan losses and subprime investment write-offs.

The Federal Reserve acted decisively on August 17th by lowering the discount rate by 1/2% in reaction to worsening subprime mortgage problems and overall market liquidity concerns. This move was later followed by a similar drop in the Fed overnight funds rate at the regularly scheduled meeting on September 18th. An additional 1/4% reduction in both rates was announced more recently on October 31st. Because of lingering inflation concerns, longer term rates have remained relatively stable during this period of falling short-term rates.

The stock market initially reacted quite favorably to the Fed easing, thereby allowing returns for most indices to be positive for the quarter. As might be expected, growing worries about the impact of subprime mortgage problems and liquidity issues on future economic growth weighed heavily on both the financial and consumer discretionary sectors of the market. Energy, information technology and certain other industrial sectors showed the best performance. Large-cap issues also seemed to perform better than their mid and small-cap counterparts. Among holdings in the Fund, Schlumberger (+23.6%), Murphy Oil (+17.6%), Sturm, Ruger (+15.4%) and Emerson Electric (+13.7%) performed the best while Wyeth (-22.3%), Briggs & Stratton (-20.2%), Home Depot (-17.6%), and Super Valu (-15.8%) performed the worst.

Future Outlook

Considering the magnitude of and the as yet unknown fall-out from the subprime mortgage loan problem, the economic outlook seems anything but clear at the moment. Consumer spending may begin to reflect these uncertainties at some point despite holding up very well so far. The consumer also faces the headwind of a steady rise in energy prices which in turn erodes purchasing power. However, all the news is not negative. Such countervailing factors as favorable employment trends, continuing productivity growth and strong foreign economic growth may be enough to keep the U.S. economy from slipping into a recession.

Unless the economic outlook deteriorates significantly from where we are today, further easing by the Fed seems unlikely given the recent weakness in the dollar and the potential for a re-kindling of inflation fears. In fact, the reaction of investors at the longer end of the interest rate curve to recent Fed action already suggests a growing concern over the future outlook for inflation. Consequently, future Fed options may be more limited looking ahead than most market observers realize.

With the stock market as measured by the S & P 500 having declined nearly 8% from recent third quarter highs, some of the future uncertainties seem to have already been reflected in current prices. More importantly, valuation levels appear quite reasonable on a historical basis relative to prevailing interest rate levels at 15x estimated 2008 earnings. The recent pick-up in volatility is expected to continue, at least over the near term, considering the uncertainties in the economic outlook together with a shorter time horizon on the part of a growing number of investors.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

FUND PERFORMANCE (unaudited)

Ten years of investment performance (through September 30, 2007)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended September 30, 2007

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	11.56%	12.75%	8.60%	10.53%
S&P 500	16.44%	15.45%	6.57%	10.59%
Composite Index	12.02%	10.99%	6.68%	9.77%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)  September 30, 2007

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison,
MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$66.26
Expense Ratio (June 30, 2007)	0.78%
Portfolio Turnover Rate (June 30, 2007)	3.51%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 2

3M Co.	3.7%
Emerson Electric Co.	3.5
Schlumberger, Ltd.	2.8
H. B. Fuller Co.	2.7
Wells Fargo & Co.	2.5
ConocoPhillips	2.3
The Valspar Corp.	2.3
Honeywell International Inc.	2.2
Pentair, Inc.	2.1
Graco Inc.	2.0

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 33.4%
Federal Agency Obligations	24.2%
Corporate Bonds	8.5
Asset-Backed Securities	0.5
Convertible Corporate Bonds	0.2
Common Stock 64.7%
Financial	11.7
Energy	9.0
Health Care	8.2
Technology	8.0
Basic Industries	6.2
Capital Goods	6.1
Diversified	5.4
Consumer Staple	5.0
Consumer Cyclical	2.9
Transportation	1.6
Utilities	0.6
Short-Term Investments 1.9%*	1.9
100.0%

*  Represents short-term investments and other assets and liabilities (net).

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES 33.4%
	FEDERAL AGENCY OBLIGATIONS 24.2%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$497,595
500,000	Federal Farm Credit Bank	6.00%	11/02/15	500,077
500,000	Federal Farm Credit Bank	6.05%	04/18/16	502,255
500,000	Federal Farm Credit Bank	6.25%	08/01/16	505,212
500,000	Federal Farm Credit Bank	6.00%	04/09/19	499,400
500,000	Federal Farm Credit Bank	6.20%	11/08/21	497,972
500,000	Federal Home Loan Bank	5.00%	03/28/11	500,080
250,000	Federal Home Loan Bank	5.00%	12/20/11	249,629
250,000	Federal Home Loan Bank	5.44%	12/23/14	249,118
500,000	Federal Home Loan Bank	5.25%	02/17/15	495,879
500,000	Federal Home Loan Bank	5.55%	05/04/15	498,938
500,000	Federal Home Loan Bank	5.60%	08/24/15	499,029
500,000	Federal Home Loan Bank	6.00%	11/17/15	500,876
500,000	Federal Home Loan Bank	6.00%	12/28/16	500,487
500,000	Federal Home Loan Bank	6.00%	06/29/17	504,596
500,000	Federal Home Loan Bank	5.55%	02/15/18	495,232
300,000	Federal Home Loan Bank	5.70%	02/20/18	298,328
500,000	Federal Home Loan Bank	5.70%	03/23/18	497,076
250,000	Federal Home Loan Bank	5.65%	08/13/18	247,869
500,000	Federal Home Loan Bank	6.00%	07/26/19	498,863
500,000	Federal Home Loan Bank	6.35%	11/16/21	499,933
500,000	Federal Home Loan Bank	5.75%	03/23/22	490,118
500,000	Federal Home Loan Bank	6.00%	08/25/22	494,314
500,000	Federal Home Loan Bank	6.00%	09/01/22	494,343
500,000	Federal Home Loan Mortgage Corp.	6.00%	08/23/13	501,040
500,000	Federal Home Loan Mortgage Corp.	6.00%	04/10/14	500,037
500,000	Federal Home Loan Mortgage Corp.	6.00%	06/05/15	503,683
500,000	Federal Home Loan Mortgage Corp.	6.00%	04/04/16	500,055
440,000	Federal Home Loan Mortgage Corp.	6.00%	10/17/16	440,279
500,000	Federal Home Loan Mortgage Corp.	6.00%	02/08/17	501,665
1,000,000	Federal Home Loan Mortgage Corp.	6.00%	02/21/17	1,002,126
1,000,000	Federal Home Loan Mortgage Corp.	6.00%	04/27/17	1,000,083
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/13/20	499,247
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/26/20	499,041
250,000	Federal Home Loan Mortgage Corp.	5.75%	11/15/21	247,213
500,000	Federal Home Loan Mortgage Corp.	6.00%	03/14/22	496,407

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	FEDERAL AGENCY OBLIGATIONS (continued)
$250,000	Federal Home Loan Mortgage Corp.	6.00%	12/30/22	$247,595
500,000	Federal National Mortgage Association	6.00%	09/25/14	501,217
500,000	Federal National Mortgage Association	5.55%	06/08/15	499,352
500,000	Federal National Mortgage Association	5.55%	06/29/15	499,234
500,000	Federal National Mortgage Association	6.00%	11/23/15	500,136
500,000	Federal National Mortgage Association	6.00%	02/02/16	500,142
500,000	Federal National Mortgage Association	6.00%	11/17/16	500,919
500,000	Federal National Mortgage Association	6.00%	12/08/16	500,139
500,000	Federal National Mortgage Association	5.40%	02/23/17	494,607
500,000	Federal National Mortgage Association	5.60%	03/28/17	498,280
250,000	Federal National Mortgage Association	5.50%	04/08/19	246,224
250,000	Federal National Mortgage Association	5.52%	04/12/19	246,359
250,000	Federal National Mortgage Association	6.00%	05/03/19	250,313
250,000	Federal National Mortgage Association	6.00%	05/24/19	249,864
500,000	Federal National Mortgage Association (e)	5.00%	07/26/19	498,097
250,000	Federal National Mortgage Association	5.63%	08/05/19	247,053
500,000	Federal National Mortgage Association (e)	5.50%	02/10/20	496,064
500,000	Federal National Mortgage Association (e)	5.50%	02/27/20	496,715
500,000	Federal National Mortgage Association	5.50%	02/28/20	490,832
500,000	Federal National Mortgage Association	5.65%	03/09/20	493,324
500,000	Federal National Mortgage Association	5.75%	03/09/20	494,872
500,000	Federal National Mortgage Association	5.75%	03/16/20	494,266
1,500,000	Federal National Mortgage Association	6.00%	04/06/20	1,500,473
500,000	Federal National Mortgage Association	6.00%	04/28/20	498,357
500,000	Federal National Mortgage Association	6.00%	05/19/20	498,347
500,000	Federal National Mortgage Association	5.81%	06/30/20	495,155
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	987,402
500,000	Federal National Mortgage Association	6.00%	08/10/20	497,096
500,000	Federal National Mortgage Association	6.00%	08/18/20	497,058
500,000	Federal National Mortgage Association	6.00%	08/25/20	497,026
500,000	Federal National Mortgage Association	6.00%	10/13/20	496,848
500,000	Federal National Mortgage Association	6.25%	02/23/21	499,704
400,000	Federal National Mortgage Association	6.00%	08/16/22	395,138
500,000	Federal National Mortgage Association	6.00%	03/21/25	493,373
500,000	Federal National Mortgage Association	6.00%	04/04/25	492,884
500,000	Federal National Mortgage Association	6.00%	06/02/25	493,326

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal National Mortgage Association	6.00%	07/11/25	$493,420
500,000	Federal National Mortgage Association	6.00%	10/06/25	492,759
				36,482,065
	CORPORATE BONDS 8.5%
	FINANCIAL 4.4%
250,000	Bankers Trust NY Corp.	6.70%	10/01/07	250,000
248,000	Ford Motor Credit Co.	7.375%	10/28/09	243,178
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	247,966
250,000	General Motors Acceptance Corp.	7.25%	03/02/11	242,354
250,000	Ford Motor Credit Co.	5.30%	04/20/11	216,619
250,000	Household Finance Corp.	6.375%	10/15/11	258,181
200,000	Ford Motor Credit Co.	7.00%	11/26/11	176,121
250,000	General Motors Acceptance Corp.	7.00%	02/01/12	237,342
250,000	Goldman Sachs Group (a)	8.00%	03/01/13	272,444
250,000	Allstate Corp.	7.50%	06/15/13	277,134
500,000	Harleysville Group	5.75%	07/15/13	491,778
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	453,189
250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	280,863
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	220,566
250,000	Lincoln National Corp.	7.00%	03/15/18	270,729
500,000	General Electric Capital Corp.	6.35%	05/12/18	504,079
500,000	Provident Cos.	7.00%	07/15/18	512,128
250,000	Berkley (WR) Corp.	6.15%	08/15/19	248,103
250,000	Household Finance Corp.	5.25%	06/15/23	223,902
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	270,341
250,000	Provident Cos.	7.25%	03/15/28	255,686
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	497,928
				6,650,631
	INDUSTRIAL 3.1%
350,000	Corning Inc.	6.30%	03/01/09	356,049
500,000	SUPERVALU, Inc.	7.875%	08/01/09	516,112
250,000	DaimlerChrysler NA Holding Corp.	7.75%	01/18/11	267,831
250,000	Hertz Corp.	7.40%	03/01/11	242,500
250,000	General Foods Corp.	7.00%	06/15/11	250,187

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2007

Par Value	Security Description			Market Value
	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	$253,750
200,000	Ford Motor Co.	9.50%	09/15/11	197,500
250,000	Bombardier Inc. (a) (d)	6.75%	05/01/12	250,625
250,000	General Motors Corp.	7.125%	07/15/13	229,375
250,000	Willamette Industries	7.125%	07/22/13	263,056
250,000	Maytag Corp.	5.00%	05/15/15	237,488
250,000	Servicemaster Co. (f)	7.10%	03/01/18	168,000
350,000	PPG Industries	7.40%	08/15/19	390,304
500,000	Wyeth	6.45%	02/01/24	511,632
500,000	Toro Co.	7.80%	06/15/27	529,064
				4,663,473
	UTILITIES 1.0%
250,000	Xcel Energy Inc.	7.00%	12/01/10	262,285
250,000	TECO Energy, Inc.	7.00%	05/01/12	259,337
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	266,519
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	243,520
250,000	South Jersey Gas Co.	7.125%	10/22/18	273,080
250,000	United Utilities PLC (d)	5.375%	02/01/19	232,810
				1,537,551
	TOTAL CORPORATE BONDS			12,851,655
	ASSET-BACKED SECURITIES 0.5%
	EQUIPMENT LEASES 0.5%
250,000	Continental Airlines	6.32%	11/01/08	249,375
250,000	American Airlines Inc.	7.858%	10/01/11	263,750
193,983	General American Transportation	7.50%	02/28/15	194,268
				707,393
	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
226,200	Noram Energy	6.00%	03/15/12	222,807
	TOTAL FIXED INCOME SECURITIES (cost $50,041,535)			$50,263,920

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2007

Shares	Security Description	Market Value
	COMMON STOCK 64.7%
	BASIC INDUSTRIES 6.2%
65,000	Bemis Co., Inc.	$1,892,150
136,000	H. B. Fuller Co.	4,036,480
125,000	The Valspar Corp.	3,401,250
		9,329,880
	CAPITAL GOODS 6.1%
76,000	Graco Inc.	2,972,360
20,000	Ingersoll-Rand Co. Ltd. (d)	1,089,400
48,000	MTS Systems Corp.	1,996,800
94,000	Pentair, Inc.	3,118,920
		9,177,480
	CONSUMER CYCLICAL 2.9%
62,000	Briggs & Stratton Corp.	1,561,160
15,000	Genuine Parts Co.	750,000
53,000	Home Depot, Inc.	1,719,320
20,000	Sturm, Ruger & Co., Inc. (b)	358,200
		4,388,680
	CONSUMER STAPLE 5.0%
37,000	General Mills, Inc.	2,146,370
12,000	The Hershey Co.	556,920
60,000	Hormel Foods Corp.	2,146,800
25,000	Kimberly-Clark Corp.	1,756,500
25,000	SUPERVALU Inc.	975,250
		7,581,840
	DIVERSIFIED 5.4%
62,000	General Electric Co.	2,566,800
60,000	3M Co.	5,614,800
		8,181,600
	ENERGY 9.0%
25,000	BP p.l.c. ADR (c) (d)	1,733,750
40,000	ConocoPhillips	3,510,800
26,000	Exxon Mobil Corp.	2,406,560
25,000	Murphy Oil Corp.	1,747,250
40,000	Schlumberger, Ltd. (d)	4,200,000
		13,598,360

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2007

Shares	Security Description	Market Value
	COMMON STOCK (continued)
	FINANCIAL 11.7%
15,000	American Express Co.	$890,550
30,000	Associated Banc-Corp.	888,900
20,000	Bank of America Corp.	1,005,400
45,000	JPMorgan Chase & Co., Inc.	2,061,900
20,000	Lincoln National Corp.	1,319,400
31,000	Merrill Lynch & Co., Inc.	2,209,680
12,000	Principal Financial Group	757,080
50,000	TCF Financial Corp.	1,309,000
31,000	The Travelers Companies, Inc.	1,560,540
55,000	U.S. Bancorp	1,789,150
106,000	Wells Fargo & Co.	3,775,720
		17,567,320
	HEALTH CARE 8.2%
50,000	Baxter International Inc.	2,814,000
50,000	Bristol-Myers Squibb Co.	1,441,000
42,000	Eli Lilly & Co.	2,391,060
26,000	Johnson & Johnson	1,708,200
90,000	Pfizer Inc.	2,198,700
40,000	Wyeth	1,782,000
		12,334,960
	TECHNOLOGY 8.0%
70,000	Corning Inc.	1,725,500
98,000	Emerson Electric Co.	5,215,560
56,000	Honeywell International Inc.	3,330,320
15,000	International Business Machines Corp.	1,767,000
		12,038,380
	TRANSPORTATION 1.6%
33,000	United Parcel Service, Inc. – Cl B	2,478,300
	UTILITIES 0.6%
40,000	Xcel Energy Inc.	861,600
	TOTAL COMMON STOCKS (cost $53,946,859)	$97,538,400

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2007

Shares	Security Description	Market Value
	SHORT-TERM INVESTMENTS 1.5%
2,316,330	First American Prime Obligations Fund, Class Z (cost $2,316,330)	$2,316,330
	TOTAL INVESTMENTS 99.6% (cost $106,304,724)	$150,118,650
	OTHER ASSETS AND LIABILITIES (NET) 0.4%	540,810
	TOTAL NET ASSETS 100%	$150,659,460

(a)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Directors. As of September 30, 2007, these securities represented 1.0% of total net assets.

(b)  Non-income-producing.

(c)  American Depository Receipt.

(d)  Foreign security denominated in U.S. dollars.

(e)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2007.

(f)  Security is fair valued. As of September 30, 2007, the fair value of this investment was $168,000 or 0.1% of total net assets.

See accompanying Notes to Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2007

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Fund's Board of Directors, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of September 30, 2007, the Fund held one fair valued security with a total value of $168,000, or 0.1% of total net assets.

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income taxes

At September 30, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $43,813,926 of which $44,857,094 represented appreciated investment securities and $1,043,168 represented depreciated investment securities.

Mairs and Power Balanced Fund, Inc.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Peter G. Robb, Vice-President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director